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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported) September 20, 2004
                                                     ---------------------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

            0-23494                                     35-1778566
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     (Commission File Number)                  (IRS Employer Identification No.)


501 Airtech Parkway, Plainfield, Indiana                            46168
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In June, 2004 Brightpoint, Inc., an Indiana corporation ("Registrant") announced and completed a $20 million share repurchase program. As a result, on September 20, 2004, Brightpoint North America, L.P., a Delaware limited partnership ("Brightpoint NA"), and Wireless Fulfillment Services LLC, a California limited liability company (together with Brightpoint N.A., the "Borrowers"), both subsidiaries of Registrant, together with Registrant and other parties affiliated with Registrant in their respective capacities, entered into an amendment (the "First Amendment") to the Amended and Restated Credit Agreement dated March 18, 2004 among Borrowers, a syndicate of lenders led by GE Commercial Finance and the other credit parties thereto (the "Revolver"). The First Amendment modifies the Revolver by reducing the consolidated tangible net worth threshold Registrant is required to maintain as of the last day of each quarter by $20 million from $130 million to $110 million, thereby easing the tangible net worth requirement. The First Amendment further provides that the revised $110 million threshold shall be further reduced in an amount equal to the purchase price of any outstanding shares of Registrant's common stock repurchased by Registrant on or after September 20, 2004. A copy of the First Amendment is filed herewith as exhibit 10.1, and is incorporated herein by reference.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

        10.1 Amendment No. 1 to Amended and Restated Credit Agreement dated March 18, 2004, dated as of September 20, 2004 among Brightpoint North America, L.P., a Delaware limited partnership, and Wireless Fulfillment Services LLC, a California limited liability company, General Electric Capital Corporation, a Delaware corporation, for itself, as Lender, and as Agent for Lenders and the other Lenders and the other Credit Parties signatory to the Amended and Restated Credit Agreement.

        99.1   Cautionary Statements


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           BRIGHTPOINT, Inc.
                                           (Registrant)

                                           By: /s/ Steven E. Fivel
                                              ----------------------------------
                                              Steven E. Fivel
                                              Executive Vice President and
                                              General Counsel


Date:  September 22, 2004



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                                INDEX TO EXHIBITS

   Exhibit        Description
   -------        -----------

     10.1 Amendment No. 1 to Amended and Restated Credit Agreement dated March 18, 2004, dated as of September 20, 2004 among Brightpoint North America, L.P., a Delaware limited partnership, and Wireless Fulfillment Services LLC, a California limited liability company, General Electric Capital Corporation, a Delaware corporation, for itself, as Lender, and as Agent for Lenders and the other Lenders and the other Credit Parties signatory to the Amended and Restated Credit Agreement.

     99.1         Cautionary Statements